UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.  1 )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Quadrant Fund, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                               QUADRANT FUND, INC.
                                 116 Welsh Road
                                Horsham, PA 19044
               --------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

               --------------------------------------------------

Dear Shareholder:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of Quadrant Fund, Inc. ("Fund"), will be held on Friday, May 27, 2005, at 11:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, PA 19044 to approve a new investment advisory agreement between the Fund and GMAC Institutional Advisors, LLC ("Advisor"), authorizing the Advisor to charge the Fund a 1% investment management fee and to include amendment provisions.

     You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on March 2, 2005 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. If we do not hear from you by a certain date, a Fund representative may contact you. If you have any questions about the proposal or the voting instructions, please call us collect at (215) 328-1303. Any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Fund may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US COLLECT AT (215) 328-1303.

     Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                   By order of the Board of Directors,

                                   /s/ Daniel S. Kim

                                   Daniel S. Kim
                                   Secretary

Dated:  May 9, 2005








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                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU BY A CERTAIN DATE, A FUND REPRESENTATIVE MAY CONTACT YOU.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

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


                               QUADRANT FUND, INC.
                                 116 Welsh Road
                                Horsham, PA 19044

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         Special Meeting of Shareholders
                                  May 27, 2005

                                  INTRODUCTION

     This proxy statement ("Proxy Statement") is furnished to the shareholders ("Shareholders") of Quadrant Fund, Inc. ("Fund"), by the Board of Directors of the Fund ("Board") in connection with the solicitation of Shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on Friday, May 27, 2005, at 11:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, PA 19044. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to Shareholders on or about May 9, 2005. The matter to be acted upon at the Meeting is approval of a new investment advisory agreement between the Fund and GMAC Institutional Advisors, LLC ("Advisor") authorizing the Advisor to charge the Fund a 1% investment management fee and to include amendment provisions.

     If the enclosed proxy card is executed properly and returned, Shares (as defined below) represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" or "AGAINST" any matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The solicitation is being made by the Fund. Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Advisor, affiliates of the Advisor, or other representatives of the Fund. The Advisor serves as the Fund's investment manager. All expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by the Advisor.

     The close of business on March 2, 2005 has been fixed as the record date ("Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 1,631,852 shares of common stock ("Shares") outstanding and entitled to vote.

     On each matter submitted to a vote of Shareholders, each Shareholder shall be entitled to one vote for each Share of the Fund owned. The Shares will have equal voting rights of one vote per Share and vote together as a single class.

The Quadrant Fund, LLC ("LLC"), a single limited liability company that owns approximately 99% of the outstanding Shares, will vote its Shares as directed by its investors, as discussed further herein.

     The By-Laws of the Fund ("By-Laws") provide that the Shareholders of a majority of the Shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the Shareholders of a majority of the Shares present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the Meeting, until the holders of the requisite amount of Shares are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting. A Shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     In tallying Shareholder votes, abstentions will be counted as Shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions effectively will be a vote against any adjournment.

     PROPOSAL:       APPROVAL OF THE NEW INVESTMENT ADVISORY
                     AGREEMENT AUTHORIZING THE ADVISOR TO
                     CHARGE A 1% MANAGEMENT FEE AND INCLUDING
                     AMENDMENT PROVISIONS

                     *       *        *        *        *



                    INTRODUCTION AND EXPLANATION OF PROPOSAL

PURPOSE OF THE PROXY STATEMENT AND PROXY SOLICITATION

     The purpose of this Proxy Statement and proxy solicitation is to seek the approval of the Shareholders for the Fund to enter into a new investment advisory agreement ("New Investment Advisory Agreement") that (i) provides for the payment by the Fund to the Advisor of an annual investment management fee of 1% of the Fund's net assets under management, and (ii) includes a provision permitting the Board to make non-material amendments to the New Investment Advisory Agreement.

RELEVANT PROVISIONS OF THE CURRENT INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF THE PROPOSED CHANGES

     The Fund's current investment advisory agreement, dated October 25, 2004 ("Current Investment Advisory Agreement"), provides among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. These provisions will remain unchanged in the New Investment Advisory Agreement.

     The Current Investment Advisory Agreement provides for no investment management fee. It also does not contain an express amendment provision. The proposal seeks Shareholder approval to adopt the New Investment Advisory Agreement, expressly permitting an investment management fee and setting forth the procedure for the Board to adopt non-material amendments. No substantive changes will be made to the Current Investment Advisory Agreement other than the investment management fee and the amendment provision in the New Investment Advisory Agreement.

     To date no investment management fees have been paid to the Advisor (although the Fund currently pays an administrative fee to Hyperion Capital

Management, Inc. ("Hyperion"). Had the proposed fee been in effect at the time the Current Investment Advisory Agreement was signed, October 25, 2004, until March 31, 2005 the amount due to the Advisor would have been $39,548.

THE REASON TO IMPOSE AN INVESTMENT MANAGEMENT FEE

     The Advisor and the Board believe that certain prior actions of the Fund, and the current structure through which the Fund's Shares are offered and sold, may have been in violation of certain of the federal securities laws. The Advisor and the Board believe that the best method of resolving those legal issues involves the Fund paying an investment management fee to the Advisor, which will require the Fund to enter into a new investment advisory agreement with the Advisor.

     The Fund initially distributed its Shares to two groups of investors. The first group ("Direct Investors") includes slightly more than 100 individuals, who were employees, or friends and family of employees, of Hyperion. Hyperion is a 50% owner of Hyperion GMAC Capital Advisors, LLC, the Fund's former sub-advisor ("Former Sub-Advisor"). See "Ending of Sub-Advisory and Administration Agreements and Resignation of the Fund's Officers". Hyperion purchased the Shares on behalf of the Direct Investors, and distributed them at no charge to the Direct Investors. The Direct Investors pay no advisory or other fees to the Advisor or Hyperion (other than, indirectly, the administrative fees the Fund pays to Hyperion). The Direct Investors collectively own approximately 555 Shares, which is less than 1% of the outstanding Shares of the Fund.

     The second "group" of investors is the members of the LLC ("LLC Investors"). The Advisor is the investment manager to the LLC, and the Former Sub-Advisor was the sub-advisor to the LLC.(1) The Advisor offered interests in the LLC to certain of its institutional clients, and charged those clients an investment management fee. In turn, the Advisor paid the Former Sub-Advisor an investment management fee for sub-advisory services. Currently, three such institutional clients of the Advisor invest in the LLC. An affiliate of the Advisor also invests in the LLC, but pays no investment management fee to the Advisor. The LLC owns approximately 1,631,297 Shares of the Fund, which is approximately 99% of the outstanding Shares of the Fund.

-----------------------

     1 The LLC invests a portion of its assets in the Fund, and the remainder of its assets in a real estate investment trust ("REIT"), which is also advised by the Advisor and was sub-advised by the Former Sub-Advisor. In addition, the Advisor invests another institutional client's assets, as a discretionary investment manager, in both the REIT and in a basket of securities that largely replicates the portfolio of the Fund. That client pays no investment management fee to the Advisor. The commercial mortgage backed securities ("CMBS") currently held by the Fund were purchased from that client, thereby establishing the Fund's initial portfolio.

     The LLC is not registered with the Securities and Exchange Commission ("SEC") as an investment company in reliance on the exception provided by
Section 3(c)(7) of the Investment Company Act of 1940, as amended ("1940 Act"). That section excepts a company from registration and, in general, regulation as an investment company if (with certain exceptions not relevant here) all of the company's securities are beneficially owned by "qualified purchasers." In general, a qualified purchaser is a person with more than $5 million in securities and similar investments, or an entity with more than $25 million in securities and similar investments.

     A company relying on Section 3(c)(7), however, generally is prohibited from owning more than 3% of the outstanding shares of a registered investment company (under Section 12(d)(1) of the 1940 Act). Because the LLC owns approximately 99% of the Fund, the LLC has exceeded this 3% limitation. Moreover, the Advisor believes it cannot successfully manage the LLC if the LLC is subject to this 3% limitation.

     The Advisor therefore proposes to distribute the Shares of the Fund and the shares of the REIT directly to the LLC Investors pro rata based on their respective interests in the LLC, and enter into separately managed investment advisory agreements with each of the LLC Investors. The Advisor will send to the LLC Investors the appropriate documents to permit each LLC Investor to enter into this new arrangement.

     The Advisor and the Board are concerned that under the proposed new arrangement the Fund may be deemed to be in violation of provisions under both the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), that generally restrict or prohibit a regulated investment company from charging different investment management fees to different investors or classes of investors. Specifically the Advisor and the Board are concerned that under the proposed new arrangement, the Direct Investors would pay no investment management fee in connection with their investment in the Fund, while some of the LLC Investors would pay the Advisor an investment management fee in connection with the arrangement through which they invest in the Fund.

     Accordingly, the Advisor and the Board propose to replace the Current Investment Advisory Agreement so the Fund will pay the Advisor an investment management fee. The Advisor will not charge any of the LLC Investors, or other future investors that participate in the Fund through a discretionary investment advisory agreement with Advisor, an additional investment management fee with respect to that portion of the Fund's assets that are invested in the Fund (except to the extent that such an additional fee would not be inconsistent with the 1940 Act or the Code).

     The Advisor and the Board believe that the payment of the investment management fee by the Fund to the Advisor, under these circumstances, should permit the Fund to avoid the regulatory issues described above.

THE REASON TO INCLUDE AN AMENDMENT PROVISION

     The Advisor and the Board agree that it is appropriate, for practical considerations, to include an amendment provision in the New Investment Advisory Agreement. Currently, any time any changes to the Current Investment Advisory Agreement are required, the Current Investment Advisory Agreement must be terminated and a new agreement must be entered into. This results in the need for shareholder approval, even for minor changes. The Board believes that it is in the best interest of the Shareholders to avoid the costly proxy process for non-material amendments.

THE NEW INVESTMENT ADVISORY AGREEMENT

     The New Investment Advisory Agreement is substantially the same in all material respects as the Current Investment Advisory Agreement except that the New Investment Advisory Agreement would contain provisions that: (i) provide that on the first business day of each month, the Fund will pay the Advisor, in advance, a management fee equal to 1/12th of 1% of the net assets of the Fund, as those net assets were calculated as of 4 p.m. on the last business day of the preceding month; and (ii) would allow the Board to make non-material amendments to the Agreement. These are the only changes being made to the Investment Advisory Agreement.

     The following is a pro forma fee table which illustrates the fee structure that will be in place if the New Investment Advisory Agreement is approved.

ESTIMATED ANNUAL FUND EXPENSES FOR THE FUND'S CURRENT FISCAL YEAR
(AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)

                                                                       CURRENT         PRO FORMA
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)

    Investment Management Fees*                                         0.00%            1.00%
    Interest Payments on Borrowed Funds                                 2.25%            2.25%
    Administration and Other Expenses                                   0.25%**          0.25%
                                                                     -----------       ---------
    Total Annual Fund Operating Expenses                                2.50%            3.50%

          * See "Management of the Fund." Please note that under the current arrangement, the Advisor would receive an indirect payment for its advisory services to the Fund, through the investment management fee charged at the LLC level. To date, no management fees have been paid at the LLC level.

          ** This includes an administration expense of 0.15% (although no administration fees have been paid to date) and other Fund expenses of 0.10%. The Advisor has agreed to cap the Fund's administration and other expenses (except for the investment management fee) at 0.25% per year. The Fund's original registration statement incorrectly stated that these expenses were estimated to be 0.30%.

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                                     CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS

Current Example                       $25        $77         $132         $281

Pro Forma Example                     $35       $107         $181         $375

     The Fee Table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for the current fiscal year. Because the Fund is planning to enter into a New Investment Advisory Agreement which will impose an investment management fee to be paid by the Fund to the Advisor, the fee table shows both current and pro forma fees and examples.

     The examples set forth above assumes reinvestment of all dividends and distributions at net asset value and an annual expense ratio of 2.50% for the Current Example and 3.50% for the Pro Forma Example. The table above and the assumption in the examples of a 5% annual return are required by SEC regulations applicable to all investment companies. The examples should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

     A form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this proxy statement as EXHIBIT A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.

     Contingent upon receipt of Shareholder approval, the New Investment Advisory Agreement is expected to be effective on May 27, 2005, and will continue in effect until May 26, 2007. Thereafter, the New Investment Advisory Agreement will continue in effect from year to year, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors; or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and (3) in either event by a majority of the Board members who are not "interested persons" as that term is defined in the 1940 Act ("Disinterested Directors"). The New Investment Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

     On March 2 and March 10, 2005, the Board held meetings called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the Shareholders.

     In determining that the New Investment Advisory Agreement was in the best interests of the Shareholders, the Board considered all factors deemed to be relevant to the Fund, including, but not limited to:

          o The Code and the 1940 Act prohibit different investment advisory fees being paid by different investors (so called "preferential dividends"). If the LLC restructuring proceeds, the Direct Investors and GMAC Commercial Mortgage Corporation ("GMACCM") would pay no fee, while other investors would pay the Advisor a fee in connection with their investment in the Fund. That result could be considered a prohibited preferential dividend. To avoid this result, the Fund must ensure that any investment management costs are shared equally by all its Shareholders;

          o The issues giving rise to the Rescission Offer (described below) and the Advisor's pro-active response thereto;

          o The nature, extent, and quality of the services provided by the Advisor have been satisfactory. The directors noted in particular the level and depth of knowledge of the Advisor. The directors also noted that, as an affiliate of GMACCM, the Advisor is a sophisticated participant in the real estate securities market, and that the Fund engages in a sophisticated trading strategy that would be difficult to replicate through a different advisor;

          o The investment performance of the Advisor and the Fund (for the short period of time it has been in operation) was strong compared with similar funds managed by other advisors;

          o The investment management fee to be paid by the Fund also is the same amount that was paid to the Advisor by the investors who participated in the Fund through the LLC;

          o The investment management fee rate to be paid to the Fund is comparable to the fees paid by other client accounts managed by the Advisor, and by similar funds managed by other advisors;

          o The total expense ratio of the Fund, if the investment management fee is approved, would be similar to similar funds managed by other advisors;

         o The Advisor provides access to markets to which the Shareholders would not otherwise have access;

          o The cost of services to be provided and the profits to be realized by the Advisor and its affiliates from its relationship with the Fund were similar to those of advisors to similar funds;

          o The extent to which economies of scale would be realized as the Fund grows are expected to be insignificant and thus it was not necessary to reflect any economies of scale in the fee rate; and

          o The need to hold a Shareholder meeting in order to approve non-material changes to the Current Investment Advisory Agreement would cause the Fund to incur unnecessary expenses.

     In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling, although the regulatory concerns were particularly significant in deciding to impose an investment management fee on the Fund. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; that the Fund's performance is reasonable in relation to the performance of funds with similar investment objectives; and the proposed investment management fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

REQUIRED VOTE

     Under the 1940 Act, the Board, including a majority of the Disinterested Directors, is required to approve the Fund's New Investment Advisory Agreement for its initial term and annually thereafter at an in-person meeting called for the purpose of voting on its approval.

     AFTER CAREFULLY REVIEWING ALL OF THESE FACTORS, AS WELL AS THE REQUIREMENTS OF THE CODE AND THE 1940 ACT, THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     Approval of the New Investment Advisory Agreement also requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting at which a quorum (in person or by proxy) is present, or
(b) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

     If the Shareholders approve the proposal, the New Investment Advisory Agreement will become effective immediately. If the proposal is not approved, the directors will consider other alternatives in the interest of the Shareholders.

           THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.



                   *         *          *          *          *



                           OTHER MATERIAL INFORMATION

THE ADVISOR

     The Advisor has served as the Fund's advisor since October 25, 2004 and currently serves as investment advisor to the Fund pursuant to the Current Investment Advisory Agreement between the Fund and Advisor dated October 25, 2004, which is the date it was last submitted to a Shareholder vote.

     The Advisor, organized on October 2, 2000, is a Delaware limited liability company and an SEC-registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The principal address of the Advisor is 116 Welsh Road, Horsham PA, 19044. Subject to the authority of the Board, the Advisor is responsible for overall management of the Fund's business affairs. In its investment process, the Advisor focuses on relative value opportunities in real estate markets.

     The Fund retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

     The name and principal occupation of the principal executive officer and each director of the Advisor are set forth below. The business address of each listed person is 116 Welsh Road, Horsham, PA 19044.

          NAME                PRINCIPAL OCCUPATION

      Eric R. Lindner         Chief Executive Office and Director of the
                              Advisor, Executive Vice President of GMAC
                              Commercial Holding Corp.

      Scot B. Barker          President and COO of GMAC Commercial Holding Corp.

      James A. Dalton         Executive Vice President of GMAC Commercial
                              Holding Corp.

      Brian R. DiDonato       Executive Vice President/Managing Director of the
                              Advisor

      Paul J. Dolinoy         Executive Vice President/Managing Director of the
                              Advisor

      Charles J. Dunleavy     Vice Chairman of GMAC Commercial Holding Corp.

      Robert A. Fabiszewski   Executive Vice President/Managing Director of the
                              Advisor

      Robert D. Feller        Chief Executive Officer of GMAC Commercial Holding
                              Corp.

      Kurt L. Wright          Senior Vice President/Managing Director of the
                              Advisor

     The Advisor is a wholly-owned subsidiary of GMACCM, 200 Witmer Road, Horsham, PA 19044, and provides investment management services to institutional investors through a wide range of real estate related investment opportunities in the fixed income and equity asset classes. Through its affiliation with GMACCM, one of the largest commercial mortgage bankers in the United States, the Advisor has substantial resources available to achieve investment goals, including access to GMACCM's nationwide commercial mortgage network. The Advisor's investment programs include strategically tailored single client accounts and commingled funds. As of December 31, 2004 the Advisor had over $9.018 billion of assets under management.

     Kurt Wright is the Chairman of the Board of the Fund as well as a Senior Vice President/Managing Director of the Advisor. There is no other officer or director of the Fund who is an officer, director, or shareholder of the Advisor.

     No officers or directors of the Fund own securities or have any other material direct or indirect interest in the Advisor or any other person controlling, controlled by or under common control with the Advisor.

     None of the directors of the Fund has been involved in a material transaction since the beginning of the most recent fiscal year, or in any material proposed transactions, to which the Advisor, GMACCM, or any subsidiary of either the Advisor or GMACCM was or is to be a party.

THE RESCISSION OFFER

     The Advisor and the Board recognize that the Direct Investors, and the LLC Investor that is not paying an investment management fee to the Advisor, will be economically disadvantaged if the Fund begins paying an investment management fee. As a result (and for other reasons discussed in the registration statement relating to the Rescission Offer), the Fund will offer to repurchase Shares ("Rescission Offer") of all Shareholders who held Shares as of January 24, 2005. Thus, a Shareholder may receive its original purchase price, plus interest(2), for its Shares. (In connection with the LLC's distribution of assets in kind to its members, the LLC will assign its rights in the Rescission Offer to the LLC's members.) The Rescission Offer will be mailed under separate cover, upon the date that the registration statement relating to Rescission Offer becomes effective under the Securities Act of 1933, as amended ("Securities Act").

     The Rescission Offer will address the following other regulatory issues:

     o The Fund was formed October 18, 2004, but did not register as an investment company until January 24, 2005. Thus, the Fund was not registered when it made its initial investments in CMBS on January 4, 2005. Its status as an unregistered investment company made it ineligible to be treated as a federal tax pass through vehicle, and instead required it to be taxed as a regular corporation. As a result, the Fund owes taxes on those investments. The Advisor will reimburse each Shareholder the difference in net asset value caused by the Fund's payment of the resulting taxes.

     o The Fund's private placement memorandum ("PPM") indicated that the assets of the Fund would not include "plan assets" of plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and
          section 4975 of the Code that invest in the Fund, and thus that the Fund would not be subject to a number of requirements and limitations under ERISA that are applicable to plan assets and managers of plan assets. The Fund intended to avoid becoming plan assets by registering as an investment company under the 1940 Act prior to engaging in any investment activities, because the assets of a registered investment company are not considered to include plan assets of the plans that invest in the registered investment company.

          As discussed above, however, the Fund did engage in some investment activities prior to the time it registered as an investment company. During that time, the Fund and the Advisor were subject to the requirements and limitations under ERISA, and the Fund's assets may have been considered to include plan assets under ERISA and the Code.

     As a consequence of the temporary application of ERISA to the Fund, certain transactions entered into by Fund during the time the Fund was subject to ERISA


----------------------------
(2) The rate of interest is governed by state law and may not be the same for all Shareholders.

          could have been prohibited by ERISA and the Code ("Prohibited Transaction"). However, as a factual matter, the Board believes that no Prohibited Transaction occurred.

          Moreover, the Fund invested in below investment-grade CMBS while its assets may have been considered to include plan assets. The assets of some of the issuers of these CMBS may have been considered to include plan assets as a result of the Fund's investment. Also, the Advisor and the Former Sub-Advisor were deemed to be plan fiduciaries under ERISA with respect to all employee benefit plans that acquired Shares and that are subject to Part 4 of Title I of ERISA ("ERISA Plan").
          The Board believes, however, that any potential ERISA issues relating to the CMBS issuers were cured when the Fund's investment company registration became effective because, upon such registration, none of the assets of the Fund would be deemed "to include plan assets", and thus the Advisor and the Former Sub-Advisor ceased to be considered plan fiduciaries.

          In light of the temporary application of ERISA to the Fund, the Fund intends to file a statement of its assets and their respective values with the U.S. Department of Labor for the fiscal year pursuant to the alternative method of compliance with the annual reporting requirements of ERISA set forth in 29 C.F.R. ss.2520.103-12.

     o The distribution of Shares to the Direct Investors may not have been in technical compliance with the restrictions governing private placements, in that, among other things, certain investors who were not "accredited investors" (as defined in Regulation D of the Securities Act) may not have received all the information (especially audited financial information) that they should have received. There is a reasonable argument, however, that because the Direct Investors did not pay for their Shares, there were no violations of any of these provisions. However, in the interest of caution, the Fund will include a discussion of this potential defect in the Rescission Offer.

     o The Fund's PPM failed to contain information that it ought to have contained, including audited financial statements, information about the LLC, information about the Advisor's client from which the Fund purchased its initial CMBS portfolio, information about the portfolio holdings of the Fund at the time the Fund registered, and certain risk factors and potential conflicts of interest relating to the Fund. The Fund will include a discussion of these matters in the Rescission Offer.

ENDING OF SUB-ADVISORY AND ADMINISTRATION AGREEMENTS AND RESIGNATION OF THE FUND'S OFFICERS

     Hyperion, the 50% owner of the Former Sub-Advisor, was sold on April 28, 2005. Hyperion's address is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. The sale resulted in the automatic termination of the sub-advisory agreement with the Former Sub-Advisor ("Sub-Advisory Agreement") pursuant to its terms and the 1940 Act, so that the Former Sub-Advisor no longer acts as sub-advisor to the Fund. Previously, the Former Sub-Advisor had advised the Board of its intention to resign as sub-advisor to the Fund, and in connection with that resignation, Hyperion has also provided notice to the Fund that it will end the current administration agreement with the Fund ("Administration Agreement").

     The Administration Agreement, dated October 25, 2004, is expected to terminate on or before June 1, 2005. Until that time, Hyperion will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and will provide the Fund with administrative office facilities. Hyperion's fee for these services is included in the current monthly fee described in the Fee Table. Upon termination of the current Administration Agreement, the Advisor shall enter into an agreement with the Fund to become the new administrator, and will change the same fee.

     The Fund and Hyperion entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("Sub-Administrator"). The Sub-Administrator's address is Two Avenue de Lafayette, Boston, MA 02105. Upon the termination of the Administration Agreement with Hyperion, the Advisor anticipates entering into a sub-administration agreement with the Sub-Administrator. The Sub-Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services and based on an estimated Fund size of $100 million, a monthly fee at an annual rate of at least $150,000 will be paid.

     All of the officers of the Fund, except Jeffrey Williams, are employees of Hyperion. With the termination of the Fund's relationship with the Former Sub-Advisor and Hyperion, the current officers of the Fund who are employees of Hyperion have resigned, effective as of a date to be determined but no later than June 1, 2005. The Fund anticipates naming the following individuals as officers of the Fund effective as soon as practicable, but in no event later than June 1, 2005: Nathan Kornfeld, President of the Advisor, as President of the Fund; Rene Paradis, Senior Vice President and Chief Financial Officer of the Advisor, as Treasurer of the Fund; Marisol Lauerman, Senior Vice President, General Counsel and Assistant Secretary of the Advisor, as Secretary of the Fund; and Michelle Vaughn, Senior Vice President and Chief Compliance Officer of the Advisor, as Chief Compliance Officer of the Fund.

     The Advisor believes the ending of the Sub-Advisory and Administration Agreements, and the election of new Fund officers, will have no significant adverse effect on the Fund. The Fund will continue to benefit from the expertise of the Advisor and from the vast resources and origination capability of GMACCM, the Advisor's parent company. The Advisor operates a full service real estate investment advisory organization managing and supervising, together with its affiliates, over $10.717 billion of real estate related investments, performing market research on each major U.S. region and property segment and credit research on major REIT borrowers and CMBS issues. The reach and depth of the Advisor's combined resources provides it with unique insight in the real estate market from multiple perspectives.

     Also, the day to day portfolio management of the Fund will not change, and will continue to be comprised of senior management professionals Kurt Wright and Jeff Williams. The portfolio managers have an average of over 18 years experience in investments in real estate and real estate related assets, bringing valuable portfolio management, risk management, liability management, sourcing, underwriting, transactional, capital markets and workout experience to the Fund. While Thomas Mattinson and Clifford Lai were identified as portfolio managers in the Fund's original registration statement, their portfolio management services to the Fund have been limited to CMBS trade execution and credit quality evaluations. In practice, Mr. Mattinson has the day-to-day responsibility for underwriting, surveillance and certain trade execution services, and will continue to perform them for the Fund. As a result, and because the portfolio managers did not rely on Mr. Lai for research, analysis or any similar assistance, the Advisor believes that Mr. Lai's departure in connection with the termination of the Sub-Advisory Agreement will not have any significant effect on the Fund's portfolio management.

     The Advisor believes the only significant impact resulting from the termination of the Sub-Advisory Agreement will relate to the Fund's use of certain trade clearance systems maintained by the Former Sub-Advisor. The Advisor expects to continue using the Former Sub-Advisor's systems until it is able to develop its own internal trade clearance system. In the alternative, the Advisor believes it can obtain similar trade clearance services from third parties.

DEATH OF BOARD MEMBER

     We are saddened to inform you that Mr. Leo M. Walsh, a Disinterested Director, passed away on April 15, 2005. Pursuant to the Fund's By-Laws, the Fund's Board is working to fill the vacancy on the Board as a result of Mr. Walsh's passing. The Fund expects to propose two additional Disinterested Directors to the Shareholders for election in the near future.



                *         *          *          *          *



                             ADDITIONAL INFORMATION

     Shareholders of record or beneficial owners as of the Record Date were sent a free copy of the Fund's annual report for the fiscal year ended January 31, 2005, which includes audited financial statements. It should be noted that the Board has subsequently changed the Fund's fiscal year end from January 31 to July 31. Shareholders of record or beneficial owners as of the record date may also request a free copy of the Fund's semi-annual report or annual report, which includes audited financial statements, by writing Michelle Vaughn at GMAC Institutional Advisors, LLC, 116 Welsh Road, Horsham, PA 19044 or by calling
(215) 328-1303 collect.

     The Fund will send a proxy statement to each Shareholder of record, even if that means multiple proxy statements may be mailed to the same address.

     No director or executive officer has a substantial interest, direct or indirect, by security holdings or otherwise in the Advisory Agreement.

OWNERSHIP OF SECURITIES

     The directors do not beneficially own any Shares. Including Shares which they have the right to acquire and any beneficial ownership, the Fund's current executive officers hold 25 Shares with a value of $238.50.

     There have been no purchases or sales of securities of the Advisor, its parent and subsidiaries since the beginning of most recently complete fiscal year by any director.

PRINCIPAL SHAREHOLDERS

     As of April 29, 2005 the Fund does not know of any person, other than those identified below, who owns beneficially 5% or more of the outstanding Shares of the Fund. The LLC owns approximately 99% of the outstanding Shares and the table below reflects LLC Investors who beneficially own Shares through the LLC. The number and percentage of Shares listed below represent the LLC Investor's beneficial ownership interest of the Fund. After the restructuring, the LLC Investors listed below will own the Shares directly. No Shareholder currently has the right to acquire beneficial ownership of any Shares.

                                                        NUMBER OF
                                                         SHARES                  PERCENTAGE OF
      SHAREHOLDER NAME AND ADDRESS                       OWNED            SHARES AS OF APRIL 29, 2005



Mellon Trust of New England, N.A.,                      743,730                    45.6%
   solely in its capacity as Trustee for the
   McDermott Incorporated Master Trust
Attn: Cathy Nistico
135 Santilli Highway
Everett, MA 02149

GMAC Commercial Mortgage                                619,824                    38.0%
Attn: Wayne Hoch, Chief Financial Officer
200 Witmer Road
Horsham, PA 19044

D. Canale & Co.                                         193,370                    11.8%
Attn: Michael A. Robinson
President & CEO
40 South Main Street, Suite 2100
Memphis, TN 38103


     In addition, the directors and officers of the Fund and their associates, in the aggregate, owned less than 1% of the Fund's outstanding Shares as of April 29, 2005.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                              SHAREHOLDER PROPOSALS

     Shareholders wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the Fund. In order to be considered at the Fund's 2005 annual meeting, Shareholder proposals must satisfy the requirements of the federal securities laws. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above. Shareholders may send communications or proposals to the attention of the Secretary, Quadrant Fund, Inc., 116 Welsh Road, Horsham, Pennsylvania 19044.

                           NOTICE TO BANKS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at 116 Welsh Road, Horsham, PA 19044, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of Shares.


                                          By order of the Board of Directors,

                                          /s/ Daniel S. Kim

                                          Daniel S. Kim
                                          Secretary

Dated:  May 9, 2005

                                                                       EXHIBIT A

                  FORM OF[ADDED] INVESTMENT ADVISORY AGREEMENT

            AGREEMENT dated October ____, 2004 [STRIKEN] May [27], 2005 [ADDED], between Quadrant Fund, Inc. (the "Fund"), a Maryland corporation, and GMAC Institutional Advisors, LLC (the "Adviser[STRIKEN] Advisor[ADDED]"), a ________[STRIKEN] Delaware[ADDED] limited liability company.

         In  consideration  of  the  mutual  promises,   and  agreements  herein
contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         1. IN GENERAL

         The Adviser[STRIKEN] Advisor[ADDED] agrees, all as more fully set forth herein, to act as investment adviser[STRIKEN] advisor[ADDED] to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

         2. DUTIES AND OBLIGATIONS OF THE ADVISER[STRIKEN] ADVISOR[ADDED] WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

            (a) Subject to the succeeding provisions of this  paragraph[STRIKEN]
Section 2 [ADDED] and subject to the direction and control of the Fund's Board of Directors, the Adviser[STRIKEN] Advisor[ADDED] shall(i) act as investment adviseradvisor for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph[STRIKEN]
Section 3[ADDED] hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

            (b) In the performance of its duties under this Agreement, the Adviser[STRICKEN] Advisor[ADDED] shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940[STRIKEN] 1940, as amended[ADDED] (the "1940[ADDED] Act"),and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv) any policies and determinations of the Board of Directors of the Fund.

            (c) The Adviser[STRIKEN] Advisor[ADDED] will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the 1940[ADDED] Act) of the Adviser[STRIKEN] Advisor[ADDED].

            (d) The Adviser[STRIKEN] Advisor[ADDED] shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser[STRIKEN] Advisor[ADDED] shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (e) Nothing in this Agreement shall prevent the Adviser[STRIKEN] Advisor[ADDED] or any director, officer, employee or other affiliate thereof from acting as investment adviser[STRIKEN] advisor[ADDED] for any other other[STRICKEN] person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Adviser[STRIKEN]
Advisor[ADDED] or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser[STRIKEN] Advisor[ADDED] will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         3. PORTFOLIO TRANSACTIONS AND BROKERAGE

            The Adviser[STRIKEN] Advisor[ADDED] is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser[STRIKEN] Advisor[ADDED], implement the policy of the Fund to obtain the best net results[STRIKEN] result[ADDED] taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Adviser[STRIKEN] Advisor[ADDED] is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser[STRIKEN] Advisor[ADDED] to be useful or valuable to the performance of its investment advisory functions for the Fund.

         4. COMPENSATION OF THE ADVISER[STRIKEN] ADVISOR[ADDED]

         The Fund pays no fee for the Adviser's services, it being understood that the Adviser will receive fees for managing the assets of the Fund's shareholders.[STRIKEN]

         On the first business day of each month, the Fund will pay the Advisor, in advance, a management fee equal to 1/12th of 1% of the net assets of the Fund, as those net assets were calculated as of 4 pm on the last business day of the preceding month.[ADDED]

         5. INDEMNITY

            (a) The Fund hereby agrees to indemnify the Adviser[STRIKEN] Advisor[ADDED] and each of the Adviser[STRIKEN] Advisor's[ADDED] directors, officers, employees and agents (including any individual who serves at the Adviser[STRIKEN] Advisor's[ADDED] request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Directors of[ADDED] the Fund.

            (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that it is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940[ADDED] Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry),that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii)if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

         The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

         6. DURATION AND[STRIKEN], TERMINATION AND AMENDMENT[ADDED]

         This Agreement shall become effective on the date first set forth above and shall continue until _____________, 2006[STRIKEN] May [26], 2007.[ADDED] This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company[STRIKEN] 1940[ADDED] Act of 1940[STRIKEN].

         This Agreement may be terminated by the Adviser[STRIKEN] Advisor[ADDED] at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser[STRIKEN] Advisor[ADDED] sixty days' notice (which notice may be waived by the Adviser[STRIKEN] Advisor[ADDED]), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors[STRIKEN]directors[ADDED] of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of[STRIKEN] 1940 Act[ADDED]) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of[STRIKEN] 1940 Act[ADDED]).

         This Agreement may be amended at any time, but only by written agreement between the Advisor and the Fund, which amendment must be approved by the Board of Directors of the Fund, as required by the 1940 Act.[ADDED]

         7. NOTICES

         Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         8. GOVERNING LAW

         This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940[ADDED] Act.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK][ADDED]

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                                             QUADRANT FUND, INC.

                                             By:
                                                  ------------------------------
                                                     Name:
                                                     Title:    [ADDED]


                                            GMAC INSTITUTIONAL ADVISORS, LLC

                                            By:
                                                 ------------------------------
                                                    Name:
                                                    Title:[ADDED]

                               QUADRANT FUND, INC.

          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MAY 27, 2005

The undersigned appoints as proxies Rene Paradis, Marisol Lauerman and Michelle Vaughn, and each of them (with power of substitution), to vote all the undersigned's shares in Quadrant Fund, Inc. ("Fund") at the Special Meeting of Shareholders to be held on May 27, 2005, at 11:00 a.m. Eastern Time at the offices of Quadrant Fund, Inc., 116 Welsh Road, Horsham, PA 19044, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

***CONTROL NUMBER: 999 999 999 999 99***  Please fold and detach card at perforation before mailing




            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
        PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN
                     IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN THE BOX(ES) AS SHOWN:  [X]

                                            FOR          AGAINST         ABSTAIN

To approve a new Investment Advisory        [ ]            [ ]             [ ]
Agreement between the Fund and GMAC
Institutional Advisors, LLC
("Advisor"), authorizing the Advisor to
charge the Fund a 1% investment
management fee and including amendment
Advisory provisions.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please Print:



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Name



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Address



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Address 2



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City, State, Zip

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                                PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE.  IF
                                SHARES ARE HELD IN THE NAME OF JOINT OWNERS,
--------------------------      EACH SHOULD SIGN.  ATTORNEYS-IN-FACT, EXECUTORS,
Signature                       ADMINISTRATORS, ETC. SHOULD SO INDICATE.  IF
                                SHAREHOLDER IS A CORPORATION OR PARTNERSHIP,
                                PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP
--------------------------      NAME BY AUTHORIZED PERSON.
Signature


--------------------------
Date